UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2011 (December 21, 2011)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2011, Inergy Midstream, L.P. (the “Partnership”), a subsidiary of Inergy, L.P. (“NRGY”), completed its initial public offering (the “Offering”) of 18,400,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price to the public of $17.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-176445), initially filed by the Partnership with the U.S. Securities and Exchange Commission (the “Commission”) on August 24, 2011 pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The material provisions of the Offering are described in the prospectus, dated December 15, 2011, filed by the Partnership with the Commission on December 16, 2011 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”). NRGY and its indirect wholly owned subsidiary, NRGM GP, LLC (the “General Partner”), formed the Partnership. The General Partner is the general partner of the Partnership.

Consent and Amendment No. 2 to Amended and Restated Credit Agreement

On December 21, 2011, NRGY entered into a Consent and Amendment No. 2 (the “Consent and Amendment No. 2”) by and among NRGY, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under the Amended and Restated Credit Agreement, dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among NRGY, the lenders party thereto and the Administrative Agent (the “Credit Agreement”). Under the Consent and Amendment No. 2, the Administrative Agent and the lenders granted their consent to NRGY taking the actions contemplated by the Offering, notwithstanding anything contained in any provisions of the Credit Agreement to the contrary. In addition, under the Consent and Amendment No. 2, the Administrative Agent, the lenders and NRGY agreed to amend the Credit Agreement to update certain provisions and mechanics of the Credit Agreement after giving effect to the actions contemplated by the Offering, including, without limitation, amending (i) the definition of “Consolidated EBITDA,” (ii) the definitions of “Subsidiary” and “Pledge Subsidiary,” (iii) the affirmative covenant requiring delivery of financial statements and (iv) the schedule of Existing Letters of Credit. The lenders also authorized the Administrative Agent to release the Partnership and its subsidiaries from their obligations under the subsidiary guaranty and to release any lien granted to or held by the Administrative Agent upon any collateral in respect of the Partnership and its subsidiaries.

The foregoing description of the Consent and Amendment No. 2 is qualified in its entirety by reference to the full text of the Consent and Amendment No. 2, which is filed as Exhibit 10.1 to this Form 8-K and incorporated into this Item 1.01 by reference.

Omnibus Agreement

On December 21, 2011, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) by and among the Partnership, the General Partner, NRGY and Inergy GP, LLC, the general partner of NRGY (“NRGY GP”).

As described in the Prospectus, the Omnibus Agreement addresses certain aspects of the Partnership’s relationship with NRGY and NRGY GP, including: (i) the provision by NRGY to the Partnership of certain administrative services and employees, (ii) certain indemnification obligations, (iii) the Partnership’s use of the name “Inergy” and related marks and (iv) NRGY’s right to review and first option with respect to any business opportunities that are presented to the Partnership or to NRGY.

For a period of three years after the closing of the Offering, NRGY has agreed to indemnify the Partnership for certain environmental liabilities relating to the ownership and operation of the

Partnership’s assets prior to the closing of the Offering. NRGY’s aggregate liability for these covered environmental liabilities will not exceed $15 million and amounts are only payable by NRGY after liabilities relating to such covered environmental losses have exceeded $100,000 and then only for such amounts in excess of $100,000. NRGY has agreed to indemnify the Partnership for certain environmental liabilities relating to the ownership and operation of Tres Palacios Gas Storage LLC (“Tres Palacios Gas Storage”) and US Salt, LLC, which amounts are similarly subject to a $100,000 threshold. NRGY will also indemnify the Partnership under certain circumstances (i) until the first day after the applicable statute of limitations, for certain federal, state and local income tax liabilities attributable to the ownership and operation of the Partnership’s assets or the Partnership’s formation transactions prior to the closing of the Offering; and (ii) for a period of three years after the closing of the Offering, the failure to have (A) all necessary consents and governmental permits and (B) valid and indefeasible easement rights, rights-of-way, leasehold and/or fee ownership interest in and to the lands on which the Partnership’s assets are located.

In addition, NRGY will indemnify the Partnership for liabilities arising under the purchase and sale agreement that the Partnership entered into in connection with the acquisition of Tres Palacios Gas Storage.

The Partnership has also agreed to indemnify NRGY, NRGY GP and their affiliates (other than the General Partner, the Partnership and the Partnership’s subsidiaries) for:

•

certain environmental liabilities attributable to the ownership and operation of the Partnership’s assets, but only to the extent these covered environmental liabilities occur after the closing of the Offering. The Partnership’s aggregate liability for such covered environmental liabilities will not exceed $15 million and amounts are only payable by the Partnership after liabilities relating to these covered environmental losses have exceeded $100,000 and then only for such amounts in excess of $100,000; and

•

losses suffered or incurred by NRGY by reason of or arising out of events and conditions associated with the operation of the Partnership’s assets that occur on or after the closing of the Offering (other than covered environmental losses, which are covered by the preceding bullet).

The foregoing description and the description of the Omnibus Agreement contained in the Prospectus are qualified in their entirety by reference to the full text of the Omnibus Agreement, which is filed as Exhibit 10.3 to this Form 8-K and incorporated into this Item 1.01 by reference.

Promissory Note and Assignment and Assumption Agreement

On December 21, 2011, in connection with the Offering, NRGY issued a $255 million unsecured Promissory Note (the “Promissory Note”) to JPMorgan Chase Bank, N.A., which the Partnership assumed immediately thereafter as partial consideration to NRGY in connection with the recapitalization of its interest in the Partnership pursuant to an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”). The borrowings under the Promissory Note were incurred by NRGY to repay, repurchase or redeem existing debt of NRGY. The Partnership repaid the Promissory Note in full with the net proceeds from the Offering and borrowings of approximately $2.7 million under its revolving credit facility, and the Promissory Note was retired immediately following the closing of the Offering.

The foregoing description of the Promissory Note and the Assignment and Assumption Agreement is qualified in its entirety by reference to the full text of the Promissory Note and the Assignment and Assumption Agreement, which are filed as Exhibit 10.5 and Exhibit 10.5A, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Membership Interest Purchase Agreement

On December 21, 2011, in connection with the closing of the Offering, NRGY and Inergy Holdings GP, LLC (“Holdings GP”), the indirect owner of NRGY’s general partner, entered into a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”) under which, under certain circumstances, Holdings GP will be required to purchase from NRGY, and NRGY will be required to sell to Holdings GP, all of the membership interests in MGP GP, LLC, the entity that controls the General Partner, for nominal consideration. MGP GP, LLC is a wholly owned subsidiary of NRGY and the general partner of Inergy Midstream Holdings, L.P. (“MGP”), which is the sole member of the General Partner and direct holder of all of the Partnership’s incentive distribution rights.

Under the Membership Interest Purchase Agreement, Holdings GP is required to purchase MGP GP, LLC in the event that (i) a change of control of NRGY occurs at a time when NRGY is entitled to receive less than 50% of all cash distributed with respect to the Partnership’s limited partner interests and incentive distribution rights or (ii) through dilution or a distribution to the NRGY common unitholders of NRGY’s interests in the Partnership, NRGY is entitled to receive less than 25% of all cash distributed with respect to the Partnership’s limited partner interests and incentive distribution rights. Any such transaction must comply with the restrictions in any law, regulation or agreement then in effect and must not require NRGY to have to register as an investment company under the Investment Company Act of 1940. Either party may assign its rights and obligations under the agreement with the prior written consent of the other party.

The Membership Interest Purchase Agreement will automatically terminate if prior to a purchase event in clauses (i) or (ii) in the preceding paragraph, (A) a change of control of NRGY occurs prior to the time that NRGY is entitled to receive less than 50% of all cash distributed with respect to the Partnership’s limited partner interests and incentive distribution rights or (B) a change of control of the Partnership occurs prior to the time that NRGY is entitled to receive less than 25% of all cash distributed with respect to the Partnership’s limited partner interests and incentive distribution rights.

The foregoing description of the Membership Interest Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Membership Interest Purchase Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Contribution Agreement

The description of the Contribution Agreement provided below under Item 2.01 (and as defined therein) is incorporated into this Item 1.01 by reference. A copy of the Contribution Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Relationships

As more fully described in the section “Certain Relationships and Related Party Transactions” of the Prospectus, which is incorporated herein by reference, NRGY indirectly owns the General Partner and owns an aggregate of approximately 75.2% of the outstanding Common Units. In addition, the General Partner owns a non-economic general partner interest in the Partnership, and Inergy Midstream Holdings, L.P. (“MGP”), a subsidiary of NRGY, owns all of the Partnership’s incentive distribution rights.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Contribution Agreement

On December 21, 2011, in connection with the closing of the Offering, pursuant to the Contribution, Conveyance and Assumption Agreement by and among NRGY GP, NRGY, Inergy Propane, LLC, MGP GP, LLC, MGP, the General Partner and the Partnership (the “Contribution Agreement”), NRGY conveyed its initial limited partner interest in the Partnership to the Partnership, as a recapitalization of NRGY’s interest in the Partnership, in exchange for:

•	55,925,000 Common Units representing a 75.2% limited partner interest in the Partnership;

•	the right to receive a distribution from the Partnership of $80 million as reimbursement of pre-formation capital expenditures with respect to the Partnership’s assets;

•	the issuance to MGP of all of the incentive distribution rights in the Partnership;

•	the Partnership’s assumption of the Promissory Note pursuant to the Assignment and Assumption Agreement; and

•

the right to receive a distribution in the amount of $38,199,000 for the aggregate amount of cash contributed by the underwriters to the Partnership with respect to the 2,400,000 Common Units purchased by and issued to the underwriters in connection with their exercise in full of the over-allotment option.

Pursuant to the Contribution Agreement, the General Partner conveyed its initial general partner interest in the Partnership to the Partnership, as a recapitalization of its interest in the Partnership, in exchange for a non-economic general partner interest in the Partnership.

As a contribution of capital to the Partnership, NRGY also contributed to the Partnership all intercompany indebtedness that the Partnership owed to Inergy Propane, LLC as of December 21, 2011 (the “Intercompany Debt”), and the Intercompany Debt was cancelled.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Consent and Amendment No. 2 provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

The description of the Promissory Note provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

The description of the Assignment and Assumption Agreement provided above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consent and Amendment No. 2, dated as of December 21, 2011, by and among Inergy, L.P., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, under the Amended and Restated Credit Agreement, dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among Inergy, L.P., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Contribution, Conveyance and Assumption Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., Inergy Propane, LLC, MGP GP, LLC, Inergy Midstream Holdings, L.P., NRGM GP, LLC, and Inergy Midstream, L.P.

10.3	Omnibus Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., NRGM GP, LLC and Inergy Midstream, L.P.

10.4	Membership Interest Purchase Agreement, dated December 21, 2011, by and among Inergy, L.P. and Inergy Holdings GP, LLC.

10.5	Promissory Note, dated December 21, 2011, issued by Inergy, L.P., as borrower, in favor of JPMorgan Chase Bank, N.A.

10.5A	Assignment and Assumption Agreement, dated December 21, 2011, between Inergy, L.P., as assignor, and Inergy Midstream, L.P., as assignee, relating to the Promissory Note.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, its General Partner

Date: December 22, 2011	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Consent and Amendment No. 2, dated as of December 21, 2011, by and among Inergy, L.P., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, under the Amended and Restated Credit Agreement, dated as of November 24, 2009, as amended and restated as of February 2, 2011, by and among Inergy, L.P., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Contribution, Conveyance and Assumption Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., Inergy Propane, LLC, MGP GP, LLC, Inergy Midstream Holdings, L.P., NRGM GP, LLC, and Inergy Midstream, L.P.

10.3	Omnibus Agreement, dated December 21, 2011, by and among Inergy GP, LLC, Inergy, L.P., NRGM GP, LLC and Inergy Midstream, L.P.

10.4	Membership Interest Purchase Agreement, dated December 21, 2011, by and among Inergy, L.P. and Inergy Holdings GP, LLC.

10.5	Promissory Note, dated December 21, 2011, issued by Inergy, L.P., as borrower, in favor of JPMorgan Chase Bank, N.A.

10.5A	Assignment and Assumption Agreement, dated December 21, 2011, between Inergy, L.P., as assignor, and Inergy Midstream, L.P., as assignee, relating to the Promissory Note.